UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden International Equity Fund

FUND TYPE

Global/International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden International Equity Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden International Equity Fund

Dryden International Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Equity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.45%; Class B, 2.15%; Class C, 2.15%; Class F, 1.90%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%; Class Z, 1.15%. Net operating expenses apply to: Class A, 1.43%; Class B, 2.15%; Class C, 2.15%; Class F, 1.90%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%; Class Z, 1.15%, after contractual reduction through 2/28/2008 for Class A.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Since Inception[1]
Class A	–51.87%	7.52%	–47.96%
Class B	–52.22	3.46	–51.27
Class C	–52.22	3.46	–51.27
Class F	–52.10	N/A	–43.43
Class L	–52.07	N/A	–43.68
Class M	–52.22	N/A	–44.14
Class X	–52.22	N/A	–44.14
Class Z	–51.77	8.61	–47.00
MSCI EAFE® ND Index[2]	–46.62	19.32	**
Lipper International Multi-Cap Growth Funds Avg.[3]	–49.95	16.93	***

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Since Inception[1]
Class A	–38.78%	7.02%	–5.11%
Class B	–38.81	7.32	–5.20
Class C	–36.39	7.43	–5.22
Class F	–38.62	N/A	–17.73
Class L	–39.17	N/A	–21.57
Class M	–39.42	N/A	–21.43
Class X	–39.42	N/A	–21.43
Class Z	–35.11	8.47	–4.29
MSCI EAFE® ND Index[2]	–30.50	9.69	**
Lipper International Multi-Cap Growth Funds Avg.[3]	–31.59	9.50	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07. The Since Inception returns for the MSCI EAFE® ND Index and the Lipper International Multi-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE® ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

3The Lipper Average represents returns based on an average return of all funds in the Lipper International Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P Developed ex-U.S. BMI.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**MSCI EAFE® ND Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –11.57% for Class A, Class B, Class C, and Class Z; –37.23% for Class F; and –39.69% for Class L, Class M, and Class X. MSCI EAFE® ND Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 1.20% for Class A, Class B, Class C, and Class Z; –12.83% for Class F; and –17.04% for Class L, Class, M, and Class X.

***Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/08 are –29.00% for Class A, Class B, Class C, and Class Z; –37.71% for Class F; and –39.73% for Class L, Class M, and Class X. Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/08 are –1.29% for Class A, Class B, Class C, and Class Z; –12.03% for Class F; and –15.72% for Class L, Class, M, and Class X.

Dryden International Equity Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/08
BP PLC, Oil, Gas & Consumable Fuels	2.1%
Novartis AG, Pharmaceuticals	2.0
Vodafone Group PLC, Wireless Telecommunication Services	1.8
Nestle SA, Food Products	1.6
E.ON AG, Electric Utilities	1.5

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/08
Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	8.7
Insurance	5.2
Metals & Mining	5.0

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden International Equity Fund’s Class A shares declined 51.87% for the 12-month reporting period ended October 31, 2008, trailing the 46.62% return of the benchmark MSCI EAFE ND Index (the Index) and the 49.95% decline of the Lipper International Multi-Cap Growth Funds Average.

What were conditions like in the international stock markets?

The MSCI EAFE® Index, a gauge of equity markets of economically developed nations excluding the United States and Canada, declined significantly during the reporting period. International equities were buffeted by investor fears of a global economic recession. As the credit crisis spread more aggressively through the United Kingdom and Europe, financials and real estate markets suffered and Asian markets tumbled. Subsequently, commodity-producing nations in emerging markets were severely affected by plunging demand for energy and materials.

During the reporting period, a series of dramatic events shook the foundation of the financial world. In March, the Federal Reserve intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In September, investors saw an extraordinary and alarming series of events: the U.S. government’s takeover of the country’s two largest mortgage providers, Fannie Mae and Freddie Mac, and the world’s largest insurer, AIG; the failure of the investment bank Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement in principle to acquire Merrill Lynch; and the conversion of the two remaining global investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

The hurricane winds of the credit crisis headed toward other markets abroad, particularly in the UK and Europe. In both areas, government interventions were required to support large distressed lending and real estate entities. International markets were further roiled by anxiety over the effectiveness of an approximately $700 billion U.S. bailout plan in order to rescue its financial institutions. Amid these events, the Federal Reserve lowered the target rate for overnight lending between banks to 1.0%. The Bank of England lowered its rate by half a percentage point to 4.50%, while the European Central Bank lowered its rate by 50 basis points to 3.75%.

The lack of available credit drove a sharp increase in the cost of borrowing short-term funds, including overnight money and commercial paper. Correspondingly, Treasury bonds and bills benefited from an extreme flight to quality across all maturities. The ongoing correction in the housing market and the associated debt deflation

Dryden International Equity Fund	5

Strategy and Performance Overview (continued)

significantly impeded economic activity. The price of oil plunged from a peak of more than $145 per barrel in early July to well under $70 by the end of October on lower near-term demand in the weakening global economy.

All sectors in the MSCI EAFE Index declined. Some defensive sectors (stocks of companies that tend to remain stable throughout the business cycle) showed slight resilience to market pressure. Healthcare and consumer staples posted the least negative declines, although in the double digits. Energy tanked, dropping almost 40%, due to low demand and a strengthening dollar, and utilities also declined. Consumer discretionary and telecommunications services dropped more than 40%. Industrials and information technology tumbled more than 50%. Materials crumbled due to demand shrinkage for construction projects in China and other emerging economies. Financials was the worst performing sector in the Index, plunging nearly 60%. In precious metals, gold and silver headed lower. As for stock-specific styles, value declined more than growth.

The credit crisis stunted economic growth across continents. In the UK and Europe, economic woes included rising bank bailouts, declining housing markets, and weakness in manufacturing and other sectors. The heaviest weighted countries in the region posted negative returns.

Markets suffered across the Pacific region. Japan sank into recession. Automotive and electronic manufacturers reduced exports to the U.S., China, and other markets abroad. Hong Kong declined on cooling Chinese economic growth. Singapore retreated deeply into negative territory. In emerging markets, Brazil, Russia, India, and China (also referred to as the BRIC group) incurred severe hits. A meltdown in the Russian markets occurred when investors fled due to its military activities in neighboring Georgia and falling energy prices.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the Index by actively managing the Fund via a quantitative process that evaluates 1,000 stocks. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the Index. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values.

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Among rapidly growing companies, which stocks contributed most and detracted most from the Fund’s return?

Among rapidly growing companies, Nintendo (–49%), Vestas Wind Systems (–54%), and Alstom (–58%) were some of the largest detractors from the Fund’s return. Fast Retailing (+84%), Lion Corp. (+41%), and Kissei Pharmaceutical (+26%) were among the few stocks that contributed positively.

Among slowly growing companies, which stocks contributed most and detracted most from the Fund’s return?

Among slowly growing companies, Royal Bank of Scotland (–87%), Banco Santander (–49%), and ING (–78%) were some of the largest detractors from the Fund’s return. Tokyo Electric Power (+14%), Acom (+73%), and FamilyMart (+38%) were among the few stocks that contributed positively.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden International Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may

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not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Equity Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$553.60	1.44%	$5.62
	Hypothetical	$1,000.00	$1,017.90	1.44%	$7.30

Class B	Actual	$1,000.00	$551.40	2.14%	$8.35
	Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84

Class C	Actual	$1,000.00	$552.10	2.14%	$8.35
	Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84

Class F	Actual	$1,000.00	$552.60	1.89%	$7.38
	Hypothetical	$1,000.00	$1,015.63	1.89%	$9.58

Class L	Actual	$1,000.00	$552.50	1.64%	$6.40
	Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31

Class M	Actual	$1,000.00	$551.40	2.14%	$8.35
	Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84

Class X	Actual	$1,000.00	$551.40	2.14%	$8.35
	Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84

Class Z	Actual	$1,000.00	$554.30	1.14%	$4.45
	Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden International Equity Fund	9

Portfolio of Investments

as of October 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
COMMON STOCKS 97.5%

Australia 5.2%
32,435	Australia & New Zealand Banking Group, Ltd.	$380,219
151,171	AWB, Ltd.	264,383
344,030	BHP Billiton, Ltd.	6,609,235
97,252	Boart Longyear Group	28,217
344,874	Challenger Financial Services Group, Ltd.	380,267
57,596	Computershare, Ltd.	325,619
47,688	Downer EDI, Ltd.	154,870
581,531	Goodman Fielder, Ltd.	645,360
449,487	Goodman Group	283,592
162,738	Incitec Pivot, Ltd.	436,305
579,649	ING Industrial Fund	131,551
24,329	JB Hi-Fi, Ltd.	142,814
44,290	Macquarie Group, Ltd.	878,672
993,192	Macquarie Communications Infrastructure Group	1,301,811
136,557	Macquarie Office Trust	26,267
258,990	Mirvac Group	169,530
169,742	National Australia Bank, Ltd.	2,754,251
10,535	Nufarm, Ltd.	76,248
45,814	Origin Energy, Ltd.	480,464
349,046	Pacific Brands, Ltd.	234,153
248,143	Qantas Airways, Ltd.	403,049
30,666	Rio Tinto, Ltd.	1,586,438
117,780	TABCORP Holdings, Ltd.	539,977
74,021	Tatts Group, Ltd.	123,959
164,786	Telstra Corp., Ltd.	453,590
27,441	Wesfarmers, Ltd.-PPS	396,112
109,112	Wesfarmers, Ltd.	1,568,109
172,135	Westpac Banking Corp.	2,361,784
24,929	Woodside Petroleum, Ltd.	704,371
118,224	Woolworths, Ltd.	2,203,889

		26,045,106

Austria 0.6%
45,366	Atrium European Real Estate Ltd.(a)	206,267
8,113	Erste Bank der Oesterreichischen Sparkassen AG	216,293
128,292	IMMOFINANZ AG	143,098
37,424	OMV AG	1,197,939
1,938	Rhi AG(a)	30,330
16,971	Verbund - Oesterreichische Elektrizitaetswirtschafts AG (Class A)	802,840

See Notes to Financial Statements.

Dryden International Equity Fund	11

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Austria (cont’d.)
12,961	Voestalpine AG	$316,306

		2,913,073

Belgium 0.6%
13,126	Belgacom SA	449,101
513	Colruyt SA NPV	115,300
91,071	Dexia SA	484,390
226,123	Fortis	261,980
37,789	KBC Groep NV	1,624,636
1,440	Tessenderlo Chemie NV	56,965

		2,992,372

Denmark 1.0%
4,050	D/S Norden	122,751
122,532	Danske Bank A/S	1,813,879
10,100	East Asiatic Co., Ltd. A/S	344,395
5,867	FLSmidth & Co. A/S	218,830
13,475	Novo Nordisk A/S (Class B)	722,303
36,087	Vestas Wind Systems A/S(a)	1,478,126

		4,700,284

Finland 1.3%
29,312	Fortum Oyj	720,374
9,035	Kone Oyj (Class B)	202,170
32,760	Konecranes Oyj	556,707
333,585	Nokia Oyj	5,109,923

		6,589,174

France 10.7%
21,433	Air France-KLM	308,800
41,129	Alstom SA	2,038,506
115,323	AXA SA	2,203,137
55,898	BNP Paribas	4,035,911
21,201	Casino Guichard Perrachon SA	1,482,013
36,006	Cie de Saint-Gobain	1,389,358
103,584	Credit Agricole SA	1,498,552
209,632	European Aeronautic Defence and Space Co. NV	3,486,760
159,877	France Telecom SA	4,031,394
22,931	GDF Suez SA	1,020,743
14,800	Lafarge SA	978,393

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
10,690	Lagardere SCA	$425,035
71,410	Peugeot SA	1,905,567
6,576	PPR	419,092
11,510	Rallye SA	233,126
52,900	Renault SA	1,621,269
113,156	Sanofi-Aventis SA	7,169,243
37,967	Schneider Electric SA	2,275,653
84,910	SCOR SE	1,391,135
34,034	Societe Generale	1,855,025
3,745	Technip SA	112,145
134,064	Total SA	7,375,327
7,638	Unibail-Rodamco	1,145,584
2,756	Vallourec	308,284
124,487	Vivendi	3,253,981
27,072	Wendel	1,293,467

		53,257,500

Germany 8.7%
37,035	Allianz SE	2,786,863
102,696	BASF SE	3,447,593
36,469	Bayer AG	2,039,835
28,938	Bayerische Motoren Werke (BMW) AG	734,739
153,034	Commerzbank AG	1,646,174
48,945	Daimler AG	1,681,517
77,081	Deutsche Bank AG	2,929,391
5,284	Deutsche Boerse AG	415,306
75,745	Deutsche Post AG	829,556
194,411	E.ON AG	7,440,275
46,753	Hannover Rueckversicherung AG	1,159,758
45,204	Hypo Real Estate Holding AG	288,706
48,943	K+S AG	1,903,270
43,956	MAN AG	2,134,744
16,521	Muenchener Rueckversicherungs-Gesellschaft AG	2,188,522
4,040	Porsche AG	356,240
31,732	RWE AG	2,638,763
14,102	Salzgitter AG	927,374
73,522	SAP AG	2,595,075
49,608	Siemens AG	2,980,020
72,690	ThyssenKrupp AG	1,362,115
1,148	Volkswagen AG	694,856

See Notes to Financial Statements.

Dryden International Equity Fund	13

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Germany (cont’d.)
3,583	Wincor Nixdorf AG	$155,632

		43,336,324

Greece 0.3%
74,809	OPAP SA	1,633,431

Hong Kong 2.1%
263,000	BOC Hong Kong Holdings, Ltd.	301,117
127,000	Cheung Kong Infrastructure Holdings, Ltd.	465,193
64,000	Chinese Estates Holdings, Ltd.	49,172
312,100	Esprit Holdings, Ltd.	1,773,383
75,000	Great Eagle Holdings, Ltd.	86,101
291,000	Henderson Land Development Co., Ltd.	1,052,370
370,000	HongKong Electric Holdings, Ltd.	1,994,256
337,000	HongKong Land Holdings, Ltd.	896,420
106,000	Hutchison Telecommunications International Ltd.(a)	114,517
351,000	Hutchison Whampoa, Ltd.	1,896,758
123,000	Hysan Development Co., Ltd.	192,872
26,000	Jardine Matheson Holdings, Ltd.	611,000
58,500	Orient Overseas International, Ltd.	104,466
91,000	Pacific Basin Shipping, Ltd.	48,726
275,000	Wharf Holdings, Ltd.	548,686
333,000	Wheelock & Co., Ltd.	498,851

		10,633,888

Ireland 0.1%
47,743	Allied Irish Banks PLC	254,310

Italy 3.8%
7,016	Banco Popolare Societa Cooperative	87,524
716,468	Enel SpA	4,793,358
174,795	ENI SpA	4,172,037
307,216	Fiat SpA	2,437,724
264,845	IFIL - Investments SpA	821,094
161,222	Intesa Sanpaolo SpA	478,528
19,931	Italcementi SpA	138,690
28,484	Prysmian SpA	345,541
52,476	Snam Rete Gas SpA	265,641
798,566	Telecom Italia Spa	917,366
2,050,620	Telecom Italia SpA - RNC(a)	1,725,648

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Italy (cont’d.)
1,162,161	UniCredito Italiano SpA	$2,844,996

		19,028,147

Japan 23.1%
60,000	77 Bank Ltd. (The)	282,687
33,100	Aisin Seiki Co., Ltd.	585,721
124,000	Amada Co., Ltd.	569,444
21,600	Asahi Breweries, Ltd.	356,534
62,000	Asahi Glass Co., Ltd.	389,594
73,600	Astellas Pharma, Inc.	2,964,516
296	Central Japan Railway Co.	2,431,512
608,000	Chuo Mitsui Trust Holdings, Inc.	2,398,798
65,300	Credit Saison Co., Ltd.	692,996
36,600	DCM Japan Holdings Co., Ltd.	268,246
31,100	Denso Corp.	606,157
7,700	Don Quijote Co., Ltd.	139,629
68,900	Electric Power Development Co., Ltd.	2,051,352
36,400	Fast Retailing Co., Ltd.	3,880,534
286	Fuji Television Network, Inc.	342,423
19,000	Fujikura, Ltd.	54,453
489,000	Fujitsu, Ltd.	1,922,652
46,000	Hachijuni Bank, Ltd. (The)	225,716
20,700	Heiwa Corp.	142,055
121,000	Hitachi, Ltd.	568,101
107,000	Hokuhoku Financial Group, Inc.	211,733
137,400	Honda Motor Co., Ltd.	3,416,505
12,700	Hosiden Corp.	133,374
96	Inpex Holdings, Inc.	557,318
16,300	Isetan Mitsukoshi Holdings, Ltd.	153,537
213,000	Isuzu Motors, Ltd.	374,227
38,000	IT Holdings Corp.(a)	410,170
485,000	ITOCHU Corp.	2,563,104
86,400	JFE Holdings, Inc.	2,204,529
83,000	JGC Corp.	889,755
253,000	Kajima Corp.	731,787
75,000	Kamigumi Co., Ltd.	596,668
174,000	Kawasaki Kisen Kaisha, Ltd.	689,368
644	KDDI Corp.	3,858,550
46,000	Kinden Corp.	384,087
149,000	Kirin Holdings Co., Ltd.	1,647,971

See Notes to Financial Statements.

Dryden International Equity Fund	15

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
524	KK daVinci Holdings(a)	$42,488
59,500	Komatsu, Ltd.	654,123
17,000	Komori Corp.	194,363
28,900	Konami Corp.	522,826
27,500	Konica Minolta Holdings, Inc.	180,601
21,100	Lawson, Inc.	1,031,291
73,600	Leopalace21 Corp.	547,820
23,000	Lintec Corp.	269,094
27,000	Lion Corp.	176,915
60,900	Makita Corp.	1,104,262
288,222	Marubeni Corp.	1,119,756
406,000	Mazda Motor Corp.	900,434
24,800	Mediceo Paltac Holdings Co., Ltd.	268,717
116,500	Mitsubishi Corp.	1,952,756
162,000	Mitsubishi Electric Corp.	1,004,291
147,000	Mitsubishi Gas Chemical Co., Inc.	540,916
351,000	Mitsubishi Heavy Industries, Ltd.	1,125,432
98,000	Mitsubishi Tanabe Pharma Corp.	1,031,417
203,800	Mitsubishi UFJ Financial Group, Inc.	1,280,714
59,000	Mitsui & Co., Ltd.	571,681
300,000	Mitsui O.S.K. Lines, Ltd.	1,566,574
21,400	Mitsumi Electric Co., Ltd.	281,468
665	Mizuho Financial Group, Inc.	1,623,798
6,700	Nichi-iko Pharmaceutical Co., Ltd.	141,602
17,000	Nichirei Corp.	72,118
88,000	Nikon Corp.	1,240,196
15,800	Nintendo Co., Ltd.	5,076,671
205,000	Nippon Electric Glass Co., Ltd.	1,233,073
21,000	Nippon Meat Packers, Inc.	288,037
427,000	Nippon Oil Corp.	1,752,735
319,000	Nippon Sheet Glass Co., Ltd.	1,043,257
42,000	Nippon Shokubai Co., Ltd.	243,394
491,000	Nippon Steel Corp.	1,652,664
939	Nippon Telegraph & Telephone Corp.	3,831,799
543,000	Nippon Yusen KK	2,625,774
614,600	Nissan Motor Co., Ltd.	3,052,348
24,000	Nisshinbo Industries, Inc.	139,496
38,100	NOK Corp.	362,750
55,300	Nomura Real Estate Holdings, Inc.	1,083,406
39,753	NSK, Ltd.	162,248

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
57,000	Onward Holdings Co., Ltd.	$416,902
327,000	Panasonic Corp.	5,265,923
11,000	Pioneer Corp.	32,630
2,260	Resona Holdings, Inc.	2,369,902
121,000	Ricoh Co., Ltd.	1,302,204
9,600	Sankyo Co., Ltd.	427,137
127,000	Sanwa Holdings Corp.	421,332
60	Sapporo Hokuyo Holdings, Inc.	258,766
866	SBI Holdings, Inc.	103,921
10,300	Seiko Epson Corp.	154,691
72,000	Sekisui House, Ltd.	721,983
47,200	Seven & I Holdings Co., Ltd.	1,325,280
3,270	SFCG Co., Ltd.	35,782
86,000	Shimadzu Corp.	588,467
6,800	Shin-Etsu Chemical Co., Ltd.	361,457
50,000	Shionogi & Co., Ltd.	850,982
11,500	Showa Shell Sekiyu K.K.	93,947
19,800	Sony Corp.	469,267
9,500	Stanley Electric Co., Ltd.	119,438
10,600	Sumisho Computer Systems Corp.	165,512
258,200	Sumitomo Corp.	2,271,654
42	Sumitomo Mitsui Financial Group, Inc.	168,372
28,300	Suzuken Co., Ltd.	604,674
37,000	Takeda Chemical Industries, Ltd.	1,838,353
44,150	Takefuji Corp.	354,952
21,500	Terumo Corp.	896,055
31,800	Tokio Marine Holdings, Inc.	980,899
39,700	Tokyo Electric Power Co., Inc. (The)	1,124,324
281,000	Tokyo Tatemono Co., Ltd.	1,157,498
45,000	Tokyu Land Corp.	127,352
97,000	Toppan Printing Co., Ltd.	713,234
113,000	Tosoh Corp.	225,329
34,800	Toyota Boshoku Corp.	310,412
135,534	Toyota Motor Corp.	5,292,728
6,500	UNI-CHARM Corp.	466,206
14,900	Yamaha Motor Co., Ltd.	164,734
22,400	Yamato Kogyo Co., Ltd.	529,396
46,000	Yaskawa Electric Corp.	201,866

		114,602,669

See Notes to Financial Statements.

Dryden International Equity Fund	17

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Luxembourg 0.5%
95,878	ArcelorMittal	$2,493,731

Netherlands 1.7%
274,495	Aegon NV	1,140,573
8,979	Akzo Nobel NV	373,222
12,745	Heineken Holding NV	386,919
365,508	ING Groep NV	3,428,596
25,902	Koninklijke Ahold NV	278,068
84,927	Koninklijke DSM NV	2,365,082
11,981	Randstad Holdings NV	232,884

		8,205,344

Norway 1.0%
274,009	DnB NOR ASA	1,587,974
65,900	Petroleum Geo-Services ASA(a)	328,143
74,350	StatoilHydro ASA	1,495,448
78,750	Yara International ASA	1,645,261

		5,056,826

Portugal 0.5%
256,292	Banco BPI SA	528,189
75,352	Banco Espirito Santo SA	717,442
62,411	Jeronimo Martins SGPS SA	318,497
177,407	Portugal Telecom SGPS SA	1,166,811

		2,730,939

Singapore 1.0%
70,000	DBS Group Holdings, Ltd.	534,345
10,000	Jardine Strategic Holdings, Ltd.	119,400
156,000	SembCorp Marine, Ltd.	193,858
167,000	Singapore Petroleum Co., Ltd.	238,165
158,000	United Overseas Bank, Ltd.	1,428,439
1,285,000	Wilmar International, Ltd.	2,222,244

		4,736,451

Spain 4.6%
26,921	ACS Actividades de Construccion y Servicios SA	999,544
268,684	Banco Bilbao Vizcaya Argentaria SA	3,118,434
663,965	Banco Santander SA	7,180,891
9,296	Banco Santander SA	102,142

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Spain (cont’d.)
9,032	Corporacion Financiera	$266,075
49,070	Gas Natural SDG SA	1,510,270
179,725	Iberdrola SA	1,300,733
362,509	Mapfre SA	1,153,696
120,331	Repsol YPF SA	2,288,203
277,149	Telefonica SA	5,131,400

		23,051,388

Sweden 1.3%
55,371	Alfa Laval AB	399,718
71,400	Atlas Copco AB (Class A)	598,847
56,300	Boliden AB	135,417
29,800	Eniro AB	69,046
2,847	Hennes & Mauritz AB (Class B)	102,092
109,000	Investor AB (Class B)	1,643,872
10,376	Oriflame Cosmetics SA	324,162
145,187	Skandinaviska Enskilda Banken AB (Class A)	1,438,900
92,800	Swedbank AB (Class A)	766,892
52,225	Swedish Match AB	725,242
15,400	Trelleborg AB (Class B)	92,060

		6,296,248

Switzerland 8.2%
14,311	ABB, Ltd.	187,776
3,228	Actelion Ltd.(a)	170,528
72,185	Credit Suisse Group AG	2,699,277
336	Galenica AG	101,596
429	Lindt & Spruengli AG	922,917
210,541	Nestle SA	8,187,306
200,568	Novartis AG	10,180,433
6,167	Pargesa Holding SA	472,406
4,978	Petroplus Holdings AG	132,539
21,482	Roche Holding AG	3,285,175
47,629	Swatch Group AG (The)	1,363,865
5,655	Swiss Life Holding	509,550
64,952	Swiss Reinsurance Co.	2,708,737
1,434	Swisscom AG	438,175
6,989	Syngenta AG	1,306,477
19,207	Synthes, Inc.	2,478,518
31,082	UBS AG	527,377

See Notes to Financial Statements.

Dryden International Equity Fund	19

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Switzerland (cont’d.)
24,910	Zurich Financial Services AG	$5,053,682

		40,726,334

United Kingdom 21.2%
36,969	3i Group PLC	322,462
146,043	AstraZeneca PLC	6,189,076
216,554	Aviva PLC	1,291,746
365,471	BAE Systems PLC	2,054,297
41,306	Balfour Beatty PLC	166,920
846,213	Barclays PLC	2,425,738
116,838	BHP Billiton PLC	1,983,971
1,280,723	BP PLC	10,439,782
39,244	Brit Insurance Holdings PLC	115,414
56,679	British American Tobacco PLC	1,554,664
26,974	British Land Co., PLC	268,973
875,806	BT Group PLC	1,645,679
352,384	Centrica PLC	1,731,550
96,441	Charter International PLC	628,589
74,689	Close Brothers Group PLC	649,895
17,463	Cookson Group PLC	56,529
224,618	Diageo PLC	3,427,783
71,983	Drax Group PLC	668,885
72,799	G4S PLC	220,486
338,644	GlaxoSmithKline PLC	6,510,072
78,171	GUS PLC	431,111
606,162	HBOS PLC	992,546
507,232	Home Retail Group PLC	1,616,685
506,712	HSBC Holdings PLC	6,001,601
175,513	Imperial Tobacco Group PLC	4,704,011
19,363	Inchcape PLC	24,689
48,031	International Power PLC	171,831
158,598	Invensys PLC(a)	397,701
1,145,177	Legal & General Group PLC	1,317,058
865,685	Lloyds TSB Group PLC	2,797,983
125,473	Logica PLC	139,682
40,995	Millennium & Copthorne Hotels PLC	139,725
147,309	Mondi PLC	534,637
117,600	National Grid PLC	1,324,776
21,050	Next PLC	357,787
610,152	Old Mutual PLC	494,083

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
214,706	Prudential PLC	$1,078,540
104,382	Reckitt Benckiser Group PLC	4,415,334
93,500	Rio Tinto PLC	4,367,582
2,080,886	Royal Bank of Scotland Group PLC	2,292,129
193,969	Royal Dutch Shell PLC (Class A)	5,329,244
269,534	Royal Dutch Shell PLC (Class B)	7,307,537
83,621	RSA Insurance Group PLC	185,959
77,473	Scottish & Southern Energy PLC	1,518,602
28,947	Shire Ltd.	379,310
45,695	Smith & Nephew PLC	418,398
20,849	Southern Cross Healthcare, Ltd.	31,901
33,300	Standard Life PLC	128,905
459,912	Taylor Wimpey PLC	75,050
328,974	Tesco PLC	1,802,483
81,231	Trinity Mirror PLC	45,633
126,408	Unilever PLC	2,839,858
4,652,536	Vodafone Group PLC	8,950,148
49,875	William Hill PLC	153,350
54,669	WPP Group PLC	327,016
55,210	Yell Group PLC	54,794

		105,500,190

	Total common stocks (cost $767,431,662)	484,783,729

PREFERRED STOCKS 0.3%

Germany 0.2%
7,850	Bayerische Motoren Werke (BMW) AG	156,538
3,784	RWE AG	235,286
10,140	Volkswagen AG	643,208

		1,035,032

Italy 0.1%
42,429	Istituto Finanziario Industriale SpA(a)	370,443

	Total preferred stocks (cost $3,156,594)	1,405,475

See Notes to Financial Statements.

Dryden International Equity Fund	21

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

RIGHTS

Belgium
96,203	Fortis (cost $0)(a)	$0

	Total long-term investments (cost $770,588,256)	486,189,204

Principal Amount (000)
SHORT-TERM INVESTMENTS 0.8%
United States Government Security 0.5%

United States
$ 2,500	United States Treasury Bills, .25%, 12/18/2008(b)(c) (cost $2,499,184)	2,498,647

Shares

Affiliated Money Market Mutual Fund 0.3%
1,380,836	Dryden Core Investment Fund - Taxable Money Market Series(d) (cost $1,380,836)	1,380,836

	Total short-term investments (cost $3,880,020)	3,879,483

	Total Investments(f) 98.6% (cost $774,468,276; Note 5)	490,068,687
	Other assets in excess of liabilities(e) 1.4%	6,957,570

	Net Assets 100.0%	$497,026,257

The following abbreviation was used in portfolio descriptions:

PPS—Partially Protected Shares

(a)	Non-income producing security.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

(e)	Other assets in excess of liabilities included net unrealized depreciation on financial futures as follows:

Open future contracts outstanding at October 31, 2008:

Number of Contracts	Type	Expiration Date	Value at October 31, 2008	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
3	Hang Seng Stock Index	Nov. 08	$269,611	$242,648	$26,963
94	Nikkei 225	Dec. 08	4,199,450	4,721,759	(522,309)
134	DJ Euro Stoxx 50 Index	Dec. 08	4,426,873	4,648,432	(221,559)
13	SPI 200 Futures Index	Dec. 08	871,689	1,038,702	(167,013)
39	FTSE 100 Index	Dec. 08	2,748,145	2,776,390	(28,245)

					$(912,163)

(f)	As of October 31, 2008, 361 securities representing $482,885,771 and 97.2% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2008 was as follows:

Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	8.7
Insurance	5.2
Metals & Mining	5.0
Automobiles	4.7
Electric Utilities	4.1
Diversified Telecommunication Services	4.0
Food Products	3.1
Chemicals	2.7
Wireless Telecommunication Services	2.6
Food & Staples Retailing	2.2
Software	1.7
Trading Companies & Distributors	1.7
Machinery	1.7
Capital Markets	1.6
Diversified Financial Services	1.6
Household Durables	1.5
Electrical Equipment	1.5
Industrial Conglomerates	1.4
Multi-Utilities	1.4
Real Estate Management & Development	1.3
Beverages	1.2
Specialty Retail	1.2
Aerospace & Defense	1.1

See Notes to Financial Statements.

Dryden International Equity Fund	23

Portfolio of Investments

as of October 31, 2008 continued

Communications Equipment	1.0%
Household Products	1.0
Marine	1.0
Media	0.9
Health Care Equipment & Supplies	0.7
Building Products	0.7
Construction & Engineering	0.7
Independent Power Producers & Energy Traders	0.6
Electronic Equipment & Instruments	0.6
Hotels, Restaurants & Leisure	0.5
Computers & Peripherals	0.5
Road & Rail	0.5
Tobacco	0.5
U.S Government Security	0.5
Auto Components	0.4
Leisure Equipment & Products	0.4
Real Estate Investment Trusts (REITs)	0.4
Textiles, Apparel & Luxury Goods	0.4
Transportation Infrastructure	0.4
Gas Utilities	0.4
Internet & Catalog Retail	0.3
Affiliated Money Market Mutual Fund	0.3
Office Electronics	0.3
Construction Materials	0.2
Commercial Services & Supplies	0.2
Consumer Finance	0.2
Multiline Retail	0.2
Air Freight & Logistics	0.2
Health Care Providers & Services	0.2
IT Services	0.2
Airlines	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Professional Services	0.1
Energy Equipment & Services	0.1
Distributors	0.1

98.6
Other assets in excess of liabilities	1.4

100.0%

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2008	ANNUAL REPORT

Dryden International Equity Fund

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments, at value:
Unaffiliated investments (cost $773,087,440)	$488,687,851
Affiliated investments (cost $1,380,836)	1,380,836
Foreign currency, at value (cost $1,644,128)	1,625,427
Receivables for investments sold	15,469,736
Dividends receivable	1,719,835
Foreign tax reclaim receivable	1,460,019
Receivable for Series shares sold	195,610
Due from broker—variation margin	189,370
Prepaid expenses	44,609

Total assets	510,773,293

Liabilities
Payable for investments purchased	11,623,018
Payable for Series shares reacquired	953,922
Accrued expenses	465,749
Management fee payable	363,707
Affiliated transfer agent fee payable	187,953
Distribution fee payable	133,643
Deferred directors’ fees	12,302
Payable to custodian	6,742

Total liabilities	13,747,036

Net Assets	$497,026,257

Net assets were comprised of:
Common stock, at par	$1,038,232
Paid-in capital in excess of par	984,049,362

985,087,594
Undistributed net investment income	16,092,486
Accumulated net realized loss on investments and foreign currency transactions	(218,798,858)
Net unrealized depreciation on investments and foreign currencies	(285,354,965)

Net assets, October 31, 2008	$497,026,257

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($246,233,578 ÷ 51,342,254 shares of common stock issued and outstanding)	$4.80
Maximum sales charge (5.50% of offering price)	.28

Maximum offering price to public	$5.08

Class B
Net asset value, offering price and redemption price per share ($11,205,088 ÷ 2,431,120 shares of common stock issued and outstanding)	$4.61

Class C
Net asset value, offering price and redemption price per share ($28,857,903 ÷ 6,264,191 shares of common stock issued and outstanding)	$4.61

Class F
Net asset value, offering price and redemption price per share ($8,170,844 ÷ 1,770,325 shares of common stock issued and outstanding)	$4.62

Class L
Net asset value and redemption price per share ($12,620,533 ÷ 2,633,213 shares of common stock issued and outstanding)	$4.79
Maximum sales charge (5.75% of offering price)	.29

Maximum offering price to public	$5.08

Class M
Net asset value, offering price and redemption price per share ($11,467,031 ÷ 2,488,140 shares of common stock issued and outstanding)	$4.61

Class X
Net asset value, offering price and redemption price per share ($8,597,026 ÷ 1,865,334 shares of common stock issued and outstanding)	$4.61

Class Z
Net asset value, offering price and redemption price per share ($169,874,254 ÷ 35,028,639 shares of common stock issued and outstanding)	$4.85

See Notes to Financial Statements.

Dryden International Equity Fund	27

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $3,253,833)	$29,908,203
Interest	113,226
Affiliated dividend income	47,557

Total income	30,068,986

Expenses
Management fee	7,028,532
Distribution fee—Class A	1,234,770
Distribution fee—Class B	227,836
Distribution fee—Class C	551,045
Distribution fee—Class F	137,304
Distribution fee—Class L	124,695
Distribution fee—Class M	343,141
Distribution fee—Class X	178,614
Transfer agent’s fees and expenses (including affiliated expense of $1,033,200)	2,169,000
Custodian’s fees and expenses	452,000
Reports to shareholders	390,000
Registration fees	100,000
Legal fees and expenses	40,000
Directors’ fees	37,000
Audit fee	28,000
Insurance	19,000
Loan interest expense (Note 7)	6,190
Miscellaneous	48,245

Total expenses	13,115,372

Net investment income	16,953,614

Realized And Unrealized Loss On Investments, Futures And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(46,029,116)
Foreign currency transactions	(193,098)
Financial futures transactions	(8,994,599)

(55,216,813)

Net change in unrealized appreciation (depreciation) on:
Investments	(529,497,151)
Foreign currencies	(546,653)
Financial futures contracts	(2,188,305)

(532,232,109)

Net loss on investments and foreign currency transactions	(587,448,922)

Net Decrease In Net Assets Resulting From Operations	$(570,495,308)

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$16,953,614	$14,623,033
Net realized gain (loss) on investments and foreign currency transactions	(55,216,813)	181,490,323
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(532,232,109)	9,386,930

Net increase (decrease) in net assets resulting from operations	(570,495,308)	205,500,286

Dividends from net investment income (Note 1)
Class A	(7,314,517)	(1,073,236)
Class B	(199,992)	(374,594)
Class C	(472,516)	(114,787)
Class F	(224,776)	—
Class L	(345,613)	—
Class M	(386,635)	—
Class X	(157,564)	—
Class Z	(5,444,485)	(4,300,460)

	(14,546,098)	(5,863,077)

Dividends from net realized gains (Note 1)
Class A	(18,226,674)	—
Class B	(1,047,055)	—
Class C	(2,473,843)	—
Class F	(880,589)	—
Class L	(1,091,678)	—
Class M	(2,024,217)	—
Class X	(824,920)	—
Class Z	(11,586,026)	—

	(38,155,002)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	105,324,246	165,224,236
Net asset value of shares issued in connection with merger (Note 8)	—	638,140,587
Net asset value of shares issued in reinvestment of dividends	50,789,048	5,775,611
Cost of shares reacquired	(212,287,955)	(203,229,861)

Net increase (decrease) in net assets from Series share transactions	(56,174,661)	605,910,573

Total increase (decrease)	(679,371,069)	805,547,782

Net Assets
Beginning of year	1,176,397,326	370,849,544

End of year(a)	$497,026,257	$1,176,397,326

(a) Includes undistributed net investment income of:	$16,092,486	$13,689,008

See Notes to Financial Statements.

Dryden International Equity Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Dryden International Equity Fund (the “Series”), Dryden International Value Fund and Jennison Global Infrastructure Fund. These financial statements relate to the Dryden International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been

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affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Dryden International Equity Fund	31

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invest in financial futures contracts in

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order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (QMA). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Dryden International Equity Fund	33

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series’ average daily net assets over $1.5 billion. Through June 30, 2008, PI contractually agreed to subsidize and or cap the annual operating expenses so that annual operating expenses (exclusive of distribution and service (12b-1) fees) do not exceed 1.25% of the Series average net assets. The effective management fee was .78% for the year ended October 31, 2008.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of Class A, Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class F, Class L, Class M and Class X shares, pursuant to a plan of distribution, (the “Class A, B, C, F, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B, C, F, L, M and X Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .75 of 1%, .50 of 1%, 1%, and 1% of the average daily net assets of the Class A, B, C, F, L, M, and X shares, respectively. For the year ended October 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares through February 29, 2008.

PIMS has advised the Series that they received approximately $210,200 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2008 it received approximately $1,400, $42,100, $6,300, $21,500, $49,700 and $15,600 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F, Class M, and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008, the Series incurred approximately $295,200 in total networking fees, of which approximately $149,000 was paid to First Clearing. These amounts are included in transfer agents’s fees and expenses on the Statement of Operations.

The Series invests in the Taxable Money Market Series (“Portfolio”), a portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 aggregated $651,469,581 and $740,861,197, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2008, the adjustments were to decrease undistributed net investment income by $4,038, increase accumulated net realized loss on investments and foreign currency transactions by $4,058,093 and increase paid-in-capital in excess of par by $4,062,131, due to the difference in the treatment for book and tax purposes of certain transactions involving foreign currencies, passive foreign investment companies, reclassification of redemptions utilized as distributions and other book to tax adjustments. Net investment income, net realized loss and net assets were not affected by this change.

Dryden International Equity Fund	35

Notes to Financial Statements

continued

As of October 31, 2008, the Series had undistributed ordinary income of $16,164,019 on a tax basis.

For the years ended October 31, 2008 and October 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $14,546,098 and $5,863,077, respectively, from ordinary income. In addition, for the year ended October 31, 2008, the Fund paid long term capital gains of $38,155,002 which are taxable as such.

As of October 31, 2008, the Series had a capital loss carryforward for tax purposes of approximately $217,424,000 of which $78,028,000 expires in 2009, $72,865,000 expires in 2010, $11,426,000 expires in 2011 and $55,105,000 expires in 2016.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2008 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$776,390,877	$13,942,297	$(300,264,487)	$(286,322,190)	$(466,861)	$(286,789,051)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and mark to market of open passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income tax excise returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, L, M, X and Z shares. Class A and L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in an amount of $1 million or more and sell these

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shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and F shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion authorized shares of $.01 par value common stock divided as follows:

Share Class	Authorized Share Capital of Each Share Class
A and Z	225,000,000
B and C	150,000,000
X	100,000,000
F, L and M	50,000,000

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	2,709,690	$22,634,760
Shares issued in reinvestment of dividends	2,610,576	24,121,298
Shares reacquired	(11,645,109)	(91,054,214)

Net increase (decrease) in shares outstanding before conversion	(6,324,843)	(44,298,156)
Shares issued upon conversion from Class B, F, M and X	4,495,399	37,294,619

Net increase (decrease) in shares outstanding	(1,829,444)	$(7,003,537)

Year ended October 31, 2007:
Shares sold	4,699,322	$44,139,225
Shares issued in connection with the merger	43,788,390	387,365,365
Shares issued in reinvestment of dividends	116,682	1,026,803
Shares reacquired	(8,396,573)	(79,714,451)

Net increase (decrease) in shares outstanding before conversion	40,207,821	352,816,942
Shares issued upon conversion from Class B, F, M and X	5,103,337	48,076,680

Net increase (decrease) in shares outstanding	45,311,158	$400,893,622

Dryden International Equity Fund	37

Notes to Financial Statements

continued

Class B
Year ended October 31, 2008:
Shares sold	348,687	$2,819,993
Shares issued in reinvestment of dividends	130,229	1,162,854
Shares reacquired	(718,532)	(5,470,446)

Net increase (decrease) in shares outstanding before conversion	(239,616)	(1,487,599)
Shares reacquired upon conversion into Class A	(589,276)	(4,771,597)

Net increase (decrease) in shares outstanding	(828,892)	$(6,259,196)

Year ended October 31, 2007:
Shares sold	973,069	$8,834,305
Shares issued in connection with the merger	479,552	4,137,461
Shares issued in reinvestment of dividends	40,426	344,432
Shares reacquired	(1,149,863)	(10,210,931)

Net increase (decrease) in shares outstanding before conversion	343,184	3,105,267
Shares reacquired upon conversion into Class A	(2,720,990)	(24,322,099)

Net increase (decrease) in shares outstanding	(2,377,806)	$(21,216,832)

Class C
Year ended October 31, 2008:
Shares sold	377,612	$3,025,201
Shares issued in reinvestment of dividends	311,077	2,777,913
Shares reacquired	(1,858,419)	(14,172,836)

Net increase (decrease) in shares outstanding	(1,169,730)	$(8,369,722)

Year ended October 31, 2007:
Shares sold	771,512	$7,021,256
Shares issued in connection with the merger	6,424,357	55,305,505
Shares issued in reinvestment of dividends	12,234	104,237
Shares reacquired	(1,456,891)	(13,392,767)

Net increase (decrease) in shares outstanding	5,751,212	$49,038,231

Class F
Year ended October 31, 2008:
Shares sold	2,157	$17,909
Shares issued in reinvestment of dividends	121,734	1,087,084
Shares reacquired	(435,182)	(3,364,771)

Net increase (decrease) in shares outstanding before conversion	(311,291)	(2,259,778)
Shares reacquired upon conversion into Class A	(759,491)	(6,110,171)

Net increase (decrease) in shares outstanding	(1,070,782)	$(8,369,949)

December 18, 2006* through October 31, 2007:
Shares sold	2,043	$43,477
Shares issued in connection with the merger	4,458,745	38,141,130
Shares reacquired	(587,102)	(5,339,701)

Net increase (decrease) in shares outstanding before conversion	3,873,686	32,844,906
Shares reacquired upon conversion into Class A	(1,032,579)	(9,334,747)

Net increase (decrease) in shares outstanding	2,841,107	$23,510,159

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Class L
Year ended October 31, 2008:
Shares sold	12,228	$110,917
Shares issued in reinvestment of dividends	151,189	1,398,500
Shares reacquired	(817,259)	(6,320,098)

Net increase (decrease) in shares outstanding	(653,842)	$(4,810,681)

March 19, 2007* through October 31, 2007:
Shares sold	17,164	$153,156
Shares issued in connection with the merger	4,065,903	36,281,032
Shares reacquired	(796,012)	(7,692,330)

Net increase (decrease) in shares outstanding	3,287,055	$28,741,858

Class M
Year ended October 31, 2008:
Shares sold	80,564	$678,489
Shares issued in reinvestment of dividends	251,945	2,249,872
Shares reacquired	(1,408,540)	(11,215,334)

Net increase (decrease) in shares outstanding before conversion	(1,076,031)	(8,286,973)
Shares reacquired upon conversion into Class A	(3,196,971)	(25,657,868)

Net increase (decrease) in shares outstanding	(4,273,002)	$(33,944,841)

March 19, 2007* through October 31, 2007:
Shares sold	80,560	$820,336
Shares issued in connection with the merger	9,740,447	84,013,342
Shares reacquired	(1,558,695)	(14,616,030)

Net increase (decrease) in shares outstanding before conversion	8,262,312	70,217,648
Shares reacquired upon conversion into Class A	(1,501,170)	(14,103,100)

Net increase (decrease) in shares outstanding	6,761,142	$56,114,548

Class X
Year ended October 31, 2008:
Shares sold	17,642	$150,944
Shares issued in reinvestment of dividends	108,194	966,172
Shares reacquired	(660,861)	(5,104,885)

Net increase (decrease) in shares outstanding before conversion	(535,025)	(3,987,769)
Shares reacquired upon conversion into Class A	(118,987)	(754,983)

Net increase (decrease) in shares outstanding	(654,012)	$(4,742,752)

March 19, 2007* through October 31, 2007:
Shares sold	42,707	$416,726
Shares issued in connection with the merger	2,941,125	25,373,808
Shares reacquired	(430,786)	(4,045,067)

Net increase (decrease) in shares outstanding before conversion	2,553,046	21,745,467
Shares reacquired upon conversion into Class A	(33,700)	(316,734)

Net increase (decrease) in shares outstanding	2,519,346	$21,428,733

Dryden International Equity Fund	39

Notes to Financial Statements

continued

Class Z
Year ended October 31, 2008:
Shares sold	9,842,191	$75,886,033
Shares issued in reinvestment of dividends	1,826,755	17,025,355
Shares reacquired	(10,016,650)	(75,585,371)

Net increase (decrease) in shares outstanding	1,652,296	$17,326,017

Year ended October 31, 2007:
Shares sold	10,977,676	$103,795,755
Shares issued in connection with the merger	844,417	7,522,944
Shares issued in reinvestment of dividends	484,796	4,300,139
Shares reacquired	(7,183,685)	(68,218,584)

Net increase (decrease) in shares outstanding	5,123,204	$47,400,254

*	Inception date.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of ..06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series utilized the line of credit during the year ended October 31, 2008. The average daily balance for the days the Series had loans outstanding during the year was approximately $1,637,000 for 37 days at a weighted average interest rate of 3.68%.

Note 8. Reorganization

On December 15, 2006, Dryden International Equity Fund acquired all of the net assets of the Jennison Global Growth Fund, Inc., pursuant to a plan of reorganization approved by the Jennison Global Growth Fund, Inc. shareholders on December 11,

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2006. The acquisition was accomplished by a tax-free issue of Class A, Class C, Class F and Class Z shares for the corresponding classes of Jennison Global Growth Fund, Inc. During the acquisition the Series renamed Class B shares of Jennison Global Growth and issued Class F shares of Dryden International Equity Fund.

On March 16, 2007, Dryden International Equity Fund acquired all of the net assets of the Strategic Partners International Growth Fund pursuant to a plan of reorganization approved by the Strategic Partners International Growth Fund shareholders on December 29, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners International Growth Fund.

Merged Funds		Acquiring Fund
Jennison Global Growth Fund		Dryden International Equity Fund
Class	Shares	Class	Shares	Value
A	17,883,946	A	39,754,913	$351,369,984
B	2,162,099	F	4,458,745	38,141,130
C	713,686	C	1,455,002	12,450,845
Z	377,958	Z	844,417	7,522,944

SP International Growth Fund		Dryden International Equity Fund
Class	Shares	Class	Shares	Value
A	2,035,463	A	4,033,477	$35,995,381
B	243,730	B	479,552	4,137,461
C	2,517,110	C	4,969,355	42,854,660
L	2,062,990	L	4,065,903	36,281,032
M	4,948,802	M	9,740,447	84,013,342
X	1,493,777	X	2,941,125	25,373,808

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged funds immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Jennison Global Growth Fund	$409,484,903	$107,261,144
SP International Growth Fund	228,655,684	56,235,689

The Series acquired capital loss carryforward due to the reorganization with Jennison Global Growth Fund and SP International Growth Fund in the amounts of $50,010,130 and $93,730,145, respectively (amounts included in Note 5). The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Dryden International Equity Fund	41

Notes to Financial Statements

continued

Note 9. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

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Financial Highlights

OCTOBER 31, 2008	ANNUAL REPORT

Dryden International Equity Fund

Financial Highlights

Class A
Year Ended October 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.49

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.37)

Total from investment operations	(5.21)

Less Dividends:
Dividends from net investment income	(.14)
Distributions from net realized gains	(.34)

Total dividends and distributions	(.48)

Net asset value, end of year	$4.80

Total Return(a):	(51.87)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$246,234
Average net assets (000)	$438,831
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income (loss)	1.94%
For Class A, B, C, F, L, M, X and Z shares:
Portfolio turnover rate	74%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.68%, 1.43% and 1.02%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	The distributor of the series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 29, 2008.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2007(c)	2006	2005		2004

$8.54	$6.84	$5.75		$4.84

.16	.08	.06		.03
1.92	1.66	1.09		.88

2.08	1.74	1.15		.91

(.13)	(.04)	(.06)		—
—	—	—		—

(.13)	(.04)	(.06)		.00

$10.49	$8.54	$6.84		$5.75

24.68%	25.55%	20.13%		18.80%

$557,878	$67,123	$38,323		$22,103
$438,194	$52,174	$30,177		$20,760

1.34%	1.40%	1.57	%(b)	2.02%
1.09%	1.15%	1.32	%(b)	1.77%
1.60%	1.23%	1.13	%(b)	.64%

114%	60%	41%		100%

See Notes to Financial Statements.

Dryden International Equity Fund	45

Financial Highlights

continued

Class B
Year Ended October 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.09

Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.16)

Total from investment operations	(5.07)

Less Dividends:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.34)

Total dividends and distributions	(.41)

Net asset value, end of year	$4.61

Total Return(a):	(52.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$11,205
Average net assets (000)	$22,786
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income (loss)	1.17%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2007(c)	2006	2005		2004

$8.22	$6.59	$5.55		$4.71

.06	.04	.02		(.01)
1.88	1.59	1.04		.85

1.94	1.63	1.06		.84

(.07)	—	(.02)		—
—	—	—		—

(.07)	—	(.02)		—

$10.09	$8.22	$6.59		$5.55

23.73%	24.73%	19.08%		17.83%

$32,905	$46,330	$42,878		$42,252
$39,205	$45,041	$44,159		$42,334

2.09%	2.15%	2.32	%(b)	2.77%
1.09%	1.15%	1.32	%(b)	1.77%
.67%	.46%	.37	%(b)	(.11)%

See Notes to Financial Statements.

Dryden International Equity Fund	47

Financial Highlights

continued

Class C
Year Ended October 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.09

Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.16)

Total from investment operations	(5.07)

Less Dividends:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.34)

Total dividends and distributions	(.41)

Net asset value, end of year	$4.61

Total Return(a):	(52.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,858
Average net assets (000)	$55,111
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income (loss)	1.19%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2007(c)	2006	2005		2004

$8.22	$6.59	$5.55		$4.71

.10	.04	.02		(.01)
1.84	1.59	1.04		.85

1.94	1.63	1.06		.84

(.07)	—	(.02)		—
—	—	—		—

(.07)	.00	(.02)		.00

$10.09	$8.22	$6.59		$5.55

23.73%	24.73%	19.08%		17.83%

$75,010	$13,825	$12,779		$13,669
$53,765	$13,478	$13,700		$13,956

2.09%	2.15%	2.32	%(b)	2.77%
1.09%	1.15%	1.32	%(b)	1.77%
1.03%	.47%	.37	%(b)	(.12)%

See Notes to Financial Statements.

Dryden International Equity Fund	49

Financial Highlights

continued

	Class F
	Year Ended October 31, 2008(d)	December 18, 2006(a) through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.11	$8.56

Income from investment operations:
Net investment income	.11	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.17)	1.46

Total from investment operations	(5.06)	1.55

Less Dividends:
Dividends from net investment income	(.09)	—
Distributions from net realized gains	(.34)	—

Total dividends and distributions	(0.43)	—

Net asset value, end of period	$4.62	$10.11

Total Return(b):	(52.10)%	18.11%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,171	$28,728
Average net assets (000)	$18,310	$33,219
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.90%	1.84	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.09	%(c)
Net investment income	1.37%	1.13	%(c)

(a)	Inception date of Class F shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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	Class L
	Year Ended October 31, 2008(d)	March 19, 2007(a) through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.48	$8.92

Income from investment operations:
Net investment income	.14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.38)	1.45

Total from investment operations	(5.24)	1.56

Less Dividends:
Dividends from net investment income	(.11)	—
Distributions from net realized gains	(.34)	—

Total dividends and distributions	(0.45)	—

Net asset value, end of period	$4.79	$10.48

Total Return(b):	(52.07)%	17.49%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,621	$34,433
Average net assets (000)	$24,942	$35,182
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.65%	1.59	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.09	%(c)
Net investment income	1.68%	1.82	%(c)

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

Dryden International Equity Fund	51

Financial Highlights

continued

	Class M
	Year Ended October 31, 2008(d)	March 19, 2007(a) through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.09	$8.63

Income from investment operations:
Net investment income	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.14)	1.38

Total from investment operations	(5.07)	1.46

Less Dividends:
Dividends from net investment income	(.07)	—
Distributions from net realized gains	(.34)	—

Total dividends and distributions	(0.41)	—

Net asset value, end of period	$4.61	$10.09

Total Return(b):	(52.22)%	16.92%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,467	$68,244
Average net assets (000)	$34,319	$76,639
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.15%	2.09	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.09	%(c)
Net investment income	.92%	1.41	%(c)

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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	Class X
	Year Ended October 31, 2008(d)	March 19, 2007(a) through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.09	$8.63

Income from investment operations:
Net investment income	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.16)	1.38

Total from investment operations	(5.07)	1.46

Less Dividends:
Dividends from net investment income	(.07)	—
Distributions from net realized gains	(.34)	—

Total dividends and distributions	(0.41)	—

Net asset value, end of period	$4.61	$10.09

Total Return(b):	(52.22)%	16.92%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,597	$25,428
Average net assets (000)	$17,864	$25,351
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.15%	2.09	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.09	%(c)
Net investment income	1.18%	1.30	%(c)

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

Dryden International Equity Fund	53

Financial Highlights

continued

Class Z
Year Ended October 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.60

Income (loss) from investment operations:
Net investment income (loss)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.43)

Total from investment operations	(5.25)

Less Dividends:
Dividends from net investment income	(.16)
Distributions from net realized gains	(.34)

Total dividends and distributions	(.50)

Net asset value, end of year	$4.85

Total Return(a):	(51.77)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$169,874
Average net assets (000)	$285,097
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income (loss)	2.22%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.43%, 1.43% and .73%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2007(c)	2006	2005		2004

$8.62	$6.90	$5.80		$4.88

.16	.12	.05		.03
1.97	1.65	1.12		.89

2.13	1.77	1.17		.92

(.15)	(.05)	(.07)		—
—	—	—		—

(.15)	(.05)	(.07)		.00

$10.60	$8.62	$6.90		$5.80

25.05%	25.86%	20.40%		18.85%

$353,771	$243,572	$179,798		$12,881
$301,553	$214,969	$53,026		$7,103

1.09%	1.15%	1.32	%(b)	1.77%
1.09%	1.15%	1.32	%(b)	1.77%
1.73%	1.48%	.88	%(b)	.81%

See Notes to Financial Statements.

Dryden International Equity Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.—Dryden International Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential World Fund, Inc.—Dryden International Equity Fund (one of the portfolios constituting the Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Tax Information

(Unaudited)

We are required by Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (October 31, 2008) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you in the fiscal year ended October 31, 2008, the Fund paid dividends of $0.14 per share for Class A, $0.07 per share for Class B and C shares, $0.09 per share for Class F shares, $0.11 per share for Class L shares, $0.07 for Class M and X shares and $0.16 per share for Class Z shares, from ordinary income, respectively. Additionally, the Fund paid distributions of $0.34 of long-term capital gains. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

We wish to advise you that 14.98% of the ordinary income dividends paid in the fiscal year ended October 30, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended October 31, 2008, the Series designated 100% of the ordinary income dividends as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

For the fiscal year ended October 31, 2008, the Series intends on passing through $3,242,443 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $29,908,203.

In January 2009, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2008.

Dryden International Equity Fund	57

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden International Equity Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden International Equity Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Prudential World Fund, Inc. oversees the management of the Dryden International Equity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden International Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper International Multi-Cap Core Funds Performance

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Universe)1 was in the first quartile over the five-year period, the third quartile over the three-year period, and was in the fourth quartile over the one-year period. The Board also noted that the Fund underperformed its benchmark index over the one-year period, but outperformed the benchmark index over the three- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance over longer periods, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile and that the Fund’s total expenses ranked in the second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets

[1]

Although Lipper classifies the Fund in its International Multi-Cap Growth Funds Performance Universe, the International Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Since Inception
Class A	–54.51%	0.32%	–7.86%
Class B	–54.51	0.49	–7.96
Class C	–52.68	0.68	–7.96
Class F	–54.39	N/A	–27.75
Class L	–54.82	N/A	–32.30
Class M	–54.97	N/A	–32.22
Class X	–54.97	N/A	–32.22
Class Z	–51.77	1.67	–7.06

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Since Inception
Class A	–51.87%	1.46%	–7.26%
Class B	–52.22	0.68	–7.96
Class C	–52.22	0.68	–7.96
Class F	–52.10	N/A	–26.23
Class L	–52.07	N/A	–29.79
Class M	–52.22	N/A	–30.14
Class X	–52.22	N/A	–30.14
Class Z	–51.77	1.67	–7.06

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by

Visit our website at www.jennisondryden.com

calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.45%; Class B, 2.15%; Class C, 2.15%; Class F, 1.90%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%; Class Z, 1.15%. Net operating expenses apply to: Class A, 1.43%; Class B, 2.15%; Class C, 2.15%; Class F, 1.90%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%; Class Z, 1.15%, after contractual reduction through 2/28/2008 for Class A.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07.

The graph compares a $10,000 investment in the Dryden International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and 12b-1 fees of 1% and 0.75%, respectively, annually. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via
e-mail when new materials are available. You can cancel your enrollment or change your
e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Equity Fund
Share Class	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883

MF190E    IFS-A159554    Ed. 12/2008

OCTOBER 31, 2008	ANNUAL REPORT

Dryden International Value Fund

FUND TYPE

International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden International Value Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden International Value Fund

Dryden International Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.61%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%, after contractual reduction through 2/28/2010.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–48.33%	21.65%	23.86%
Class B	–48.74	17.03	14.68
Class C	–48.74	17.02	14.80
Class Z	–48.23	22.98	26.76
MSCI EAFE® ND Index[1]	–46.62	19.32	17.98
Lipper International Large-Cap Core Funds Avg.[2]	–47.80	13.41	13.75

Average Annual Total Returns[3] as of 9/30/08
	One Year	Five Years	Ten Years
Class A	–35.66%	8.66%	4.66%
Class B	–35.37	8.92	4.45
Class C	–33.02	9.05	4.46
Class Z	–31.73	10.15	5.51
MSCI EAFE® ND Index[1]	–30.50	9.69	5.02
Lipper International Large-Cap Core Funds Avg.[2]	–30.65	8.68	4.50

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

2The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P Developed ex-U.S. BMI.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/08
Teva Pharmaceutical Industries Ltd., Pharmaceuticals	2.3%
Toyota Motor Corp., Automobile Manufacturers	2.1
Novo Nordisk A/S, Pharmaceuticals	2.0
Nestle SA, Food & Beverages	2.0
Roche Holding AG, Pharmaceuticals	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/08
Telecommunications	13.3%
Pharmaceuticals	11.0
Oil, Gas & Consumable Fuels	9.9
Financial—Bank & Trust	7.1
Insurance	6.7

Industry weightings reflect only long-term investments and are subject to change.

Dryden International Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden International Value Fund’s Class A shares declined 48.33% for the 12-month reporting period ended October 31, 2008, trailing the 46.62% decline of the benchmark MSCI EAFE Index (the Index) and the 47.80% decline of the Lipper International Large-Cap Core Funds Average.

What were conditions like in the international stock markets?

The MSCI EAFE Index, a gauge of equity markets of economically developed nations excluding the United States and Canada, declined sharply during the reporting period. In sharp contrast to gains reached during the previous year. International equities were buffeted by investor fears of a global economic recession. As the credit crisis spread more aggressively through the United Kingdom and Europe, financials and real estate markets suffered and Asian markets tumbled. Subsequently, commodity-producing nations in emerging markets were severely affected by plunging demand for energy and materials.

During the reporting period, a series of dramatic events shook the foundation of the financial world. In March, the Federal Reserve intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In September, investors saw an extraordinary and alarming series of events: the U.S. government’s takeover of the country’s two largest mortgage providers, Fannie Mae and Freddie Mac, and the world’s largest insurer, AIG; the failure of the investment bank Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement in principle to acquire Merrill Lynch; and the conversion of the two remaining global investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

The hurricane winds of the credit crisis headed toward other markets abroad, particularly in the UK and Europe. In both areas, government interventions were required to support large distressed lending and real estate entities. International markets were further roiled by anxiety over the effectiveness of an approximately $700 billion U.S. bailout plan in order to rescue its financial institutions. Amid these events, the Federal Reserve lowered the target rate for overnight lending between banks to 1.0%. The Bank of England lowered its rate by half a percentage point to 4.5%, while the European Central Bank lowered its rate by 50 basis points to 3.75%.

The lack of available credit drove a sharp increase in the cost of borrowing short-term funds, including overnight money and commercial paper. Correspondingly, Treasury bonds and bills benefited from an extreme flight to quality across all maturities. The ongoing correction in the housing market and the associated debt deflation

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significantly impeded economic activity. The price of oil plunged from a peak of more than $145 per barrel in early July to well under $70 by the end of October on lower near-term demand in the weakening global economy.

All sectors in the Index declined. Some defensive sectors (stocks of companies that tend to remain stable throughout the business cycle) showed slight resilience to market pressure. Healthcare and consumer staples posted the least negative declines, although in the double digits. Energy tanked, dropping almost 40%, due to low demand and a strengthening dollar, and utilities also declined. Consumer discretionary and telecommunications services dropped more than 40%. Industrials and information technology tumbled more than 50%. Materials crumbled due to demand shrinkage for construction projects in China and other emerging economies. Financials was the worst performing sector in the Index, plunging nearly 60%. In precious metals, gold and silver headed lower. As for stock-specific styles, value declined more than growth.

The credit crisis stunted economic growth across continents. In the UK and Europe, economic woes included rising bank bailouts, declining housing markets, and weakness in manufacturing and other sectors. The heaviest weighted countries in the region posted negative returns.

Markets suffered across the Pacific region. Japan sank into recession. Automotive and electronic manufacturers reduced exports to the U.S., China, and other markets abroad. Hong Kong declined on cooling Chinese economic growth. Singapore retreated deeply into negative territory. In emerging markets, Brazil, Russia, India, and China (also referred to as the BRIC group) incurred severe hits. A meltdown in the Russian markets occurred when investors fled due to its military activities in neighboring Georgia and falling energy prices.

How is the Fund managed?

The Fund is managed by LSV Asset Management and Thornburg Investment Management, who were selected in part because of their complementary investment styles. LSV uses a quantitative, deep-value investment strategy and maintains a relatively large number of stocks in its portfolio. Thornburg uses traditional analysis of business fundamentals and a relative value strategy to select a portfolio with fewer and larger individual stock positions than LSV. Whereas LSV has no emerging market exposure, Thornburg may invest as much as 30% of its assets in that area. Emerging market stocks are not included in the Index.

Dryden International Value Fund	5

Strategy and Performance Overview (continued)

What impact did the LSV strategy have on the Fund’s performance?

The LSV portion of the Portfolio underperformed the Index. During the reporting period, equity investors were more concerned with recent news and speculation than with specific information about company fundamentals and valuation levels. LSV’s quantitative models, however, focus on companies that are traded at low valuations, determined by a stock’s earnings-to-price ratio, which is the inverse of the price-to-earnings ratio or P/E. LSV also uses other fundamentally based multiples to indicate a company’s potential near-term improvement. Investor behavior during the reporting period did not reward LSV’s deep-value approach.

What impact did Thornburg’s strategy have on the Fund’s performance?

Thornburg’s slight outperformance relative to the Index for the period was largely due to favorable sector allocations and style factors. A slight bias toward larger cap stocks and the manager’s relative focus on value (i.e., the growth–like end of the value investing spectrum) helped performance, as small caps underperformed large cap stocks and growth outperformed value in non-U.S. markets.

Overall, asset selection and country positioning detracted from relative results. An overweight to the Canadian market along with stock selection in financials, services, capital equipment and materials detracted from relative performance. Positions in telecommunications (Nokia, China Mobile, Telefonica), insurance (AXA, Swiss Re), banking (National Bank of Greece), and diversified financial services (Hong Kong Exchange, UBS, ING) companies detracted significantly as the credit crisis expanded globally and accelerated toward the end of the period. Top detractors in other industries included Nintendo, Carlsberg, and BASF. Contributors to performance included holdings Potash Corp and NTT Docomo.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden International Value Fund	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Value Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$590.90	1.59%	$6.36
	Hypothetical	$1,000.00	$1,017.14	1.59%	$8.06

Class B	Actual	$1,000.00	$586.20	2.34%	$9.33
	Hypothetical	$1,000.00	$1,013.37	2.34%	$11.84

Class C	Actual	$1,000.00	$588.50	2.34%	$9.34
	Hypothetical	$1,000.00	$1,013.37	2.34%	$11.84

Class Z	Actual	$1,000.00	$591.40	1.34%	$5.36
	Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund's fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.0%
COMMON STOCKS

Australia 1.5%
129,488	BlueScope Steel Ltd.	$380,847
149,300	Centennial Coal Co. Ltd.	351,089
97,400	CSR Ltd.	141,573
159,100	Foster’s Group Ltd.	608,206
186,200	Pacific Brands Ltd.	124,910
400,200	Qantas Airways Ltd.	650,030
61,800	Tabcorp Holdings Ltd.	283,329

		2,539,984

Austria 0.2%
14,700	Voestalpine AG	358,745

Belgium 0.1%
32,200	AGFA-Gevaert NV*	134,769
9,428	Dexia SA	50,146
27,500	Fortis SA/NV	31,861

		216,776

Brazil 1.1%
53,477	Empresa Brasileira de Aeronautica SA, ADR	1,118,739
70,300	Redecard SA	762,868

		1,881,607

Canada 4.6%
43,200	Canadian National Railway Co.	1,875,238
31,100	Canadian Natural Resources Ltd.	1,569,321
18,200	Canadian Oil Sands Trust	488,333
11,900	Potash Corp. of Saskatchewan, Inc.	1,014,594
95,344	Rogers Communications, Inc. (Class B Stock)	2,767,847

		7,715,333

China 2.7%
688,800	China Life Insurance Co. Ltd. (Class H Stock)	1,840,745
546,304	China Merchants Bank Co. Ltd. (Class H Stock)	836,964
199,204	China Mobile Ltd.	1,753,656
623,701	Country Garden Holdings Co. Ltd.	110,792

		4,542,157

See Notes to Financial Statements.

Dryden International Value Fund	9

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Denmark 3.7%
19,400	Carlsberg A/S (Class B Stock)	$763,750
24,445	Danske Bank A/S	361,867
46,900	H. Lundbeck A/S	837,849
64,182	Novo Nordisk A/S (Class B Stock)	3,440,359
21,944	Vestas Wind Systems A/S*	898,827

		6,302,652

Finland 2.7%
70,814	Fortum Oyj	1,740,329
144,000	Nokia Oyj	2,205,822
20,000	Rautaruukki Oyj	326,402
29,000	TietoEnator Oyj	321,625

		4,594,178

France 11.5%
10,749	Air Liquide	927,586
510	Arkema	11,650
104,200	AXA SA	1,990,643
45,300	BNP Paribas	3,270,721
3,700	Ciments Francais SA	268,644
12,400	Compagnie Generale des Establissements Michelin (Class B Stock)	638,241
23,100	Credit Agricole SA	334,188
88,099	France Telecom SA	2,221,469
36,200	Groupe Danone	2,015,649
31,033	LVMH Moet Hennessy Louis Vuitton SA	2,065,060
20,000	Natixis SA	44,291
17,718	PSA Peugeot Citroen SA	472,803
7,200	Rallye SA	145,830
8,005	Renault SA	245,336
45,900	Safran SA	582,543
30,200	Sanofi-Aventis SA	1,913,386
4,300	Societe Generale	234,372
8,600	Thales SA	345,076
20,400	Total SA	1,122,275
9,100	Valeo SA	158,514
17,600	Vivendi	460,049

		19,468,326

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Germany 5.5%
34,200	BASF SE	$1,129,067
15,900	DaimlerChrysler AG	539,011
19,500	Deutsche Bank AG	728,460
17,600	Deutsche Lufthansa AG	243,762
44,004	E.ON AG	1,649,044
9,100	Hannover Rueckversicherung AG	225,277
21,000	Heidelberger Druckmaschinen AG	196,831
20,100	MTU Aero Engines Holding AG	387,707
10,400	Muenchener Rueckversicherungs AG	1,350,125
6,300	Norddeutsche Affinerie AG	201,246
52,666	SAP AG	1,843,901
40,000	ThyssenKrupp AG	757,623

		9,252,054

Greece 1.2%
67,044	National Bank of Greece SA	1,472,842
23,262	OPAP SA	507,918

		1,980,760

Guernsey 0.9%
65,194	Amdocs Ltd.*	1,470,777

Hong Kong 1.4%
1,001,826	Chaoda Modern Agriculture Holdings Ltd.	705,813
261,100	CITIC Pacific Ltd.	212,343
112,848	Hong Kong Exchanges and Clearing Ltd.	1,144,371
124,847	Orient Overseas International Ltd.	222,945

		2,285,472

Ireland 0.3%
43,400	Allied Irish Banks PLC	231,176
62,300	Bank of Ireland	183,956
32,900	Irish Life & Permanent PLC	103,537

		518,669

Israel 2.4%
92,200	Teva Pharmaceutical Industries Ltd., ADR	3,953,536

See Notes to Financial Statements.

Dryden International Value Fund	11

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Italy 2.0%
30,300	Banco Popolare Scarl	$377,991
63,300	ENI SpA	1,510,855
14,100	Finmeccanica SpA	174,871
11,700	Fondiaria SAI SpA	219,806
22,100	Indesit Co. SpA	180,056
175,997	Intesa Sanpaolo SpA	644,130
194,700	Telecom Italia SpA	223,665

		3,331,374

Japan 13.9%
33,973	Alpine Electronics, Inc.	298,856
54,025	Alps Electric Co. Ltd.	297,203
97,300	Asahi Kasei Corp.	365,985
14,800	Astellas Pharma, Inc.	596,126
139,214	Cosmo Oil Co. Ltd.	296,146
175,214	Denki Kagaku Kogyo Kabushiki Kaisha	388,178
27,000	Fanuc Ltd.	1,798,974
184,000	Fuji Heavy Industries Ltd.	647,251
21,500	Hitachi Information Systems Ltd.	398,981
68,726	Honda Motor Co. Ltd.	1,708,899
92,683	Komatsu Ltd.	1,018,926
203,600	Kurabo Industries Ltd.	289,242
49,000	Kyowa Exeo Corp.	480,427
132,200	Marubeni Corp.	513,603
38,000	Matsushita Electric Industrial Co. Ltd.	611,942
78	Mitsubishi Chemical Holdings Corp.	315
34,900	Mitsubishi Corp.	584,989
19,000	Mitsui & Co. Ltd.	184,101
22,700	Nifco, Inc.	333,638
6,996	Nintendo Co. Ltd.	2,247,873
251,000	Nippon Light Metal Co. Ltd.	237,160
114,200	Nippon Oil Corp.	468,764
67,000	Nippon Shokubai Co. Ltd.	388,271
340	Nippon Telegraph & Telephone Corp.	1,387,446
186,500	Nissan Motor Co. Ltd.	926,233
900	NTT DoCoMo, Inc.	1,427,354
19,900	Omron Corp.	284,116
7	Osaka Gas Co. Ltd.	25
64,500	Ricoh Co. Ltd.	694,150
146,000	Sanwa Holdings Corp.	484,365

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
27,400	Sumitomo Corp.	$241,066
251	Sumitomo Osaka Cement Co. Ltd.	394
1	Takefuji Corp.	8
90,866	Toyota Motor Corp.	3,548,401
74,000	Yokohama Rubber Co. Ltd. (The)	363,100

		23,512,508

Liechtenstein 0.2%
2,900	Verwaltungs und Privat Bank AG	402,296

Mexico 1.7%
42,813	America Movil SAB de CV (Class L Stock), ADR	1,324,634
560,098	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,506,073

		2,830,707

Netherlands 2.0%
39,600	Aegon NV	164,545
11,700	CSM NV	216,654
57,300	ING Groep NV, ADR	537,495
17,500	Koninklijke DSM NV	487,347
31,400	OCE NV	145,310
26,200	Royal Dutch Shell PLC (Class A Stock)	726,185
21,479	Schlumberger Ltd.	1,109,390

		3,386,926

New Zealand 0.2%
590,300	Air New Zealand Ltd.	315,607

Norway 0.7%
64,600	DnB NOR ASA	374,379
38,900	Norsk Hydro ASA	162,535
33,539	StatoilHydro ASA	674,591

		1,211,505

Russia 1.2%
63,300	OAO Gazprom, ADR	1,257,771
175,491	Rosneft Oil Co., GDR	807,259

		2,065,030

See Notes to Financial Statements.

Dryden International Value Fund	13

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Singapore 0.8%
282,970	MobileOne Ltd.	$251,913
248,141	Neptune Orient Lines Ltd.	209,582
106,400	Singapore Airlines Ltd.	815,185

		1,276,680

Spain 3.2%
59,500	Banco Bilbao Vizcaya Argentaria SA	690,576
121,100	Banco Santander Central Hispano SA	1,309,717
19,333	Banco Santander SA	212,426
39,000	Repsol YPF SA	741,620
127,300	Telefonica SA	2,356,953

		5,311,292

Sweden 1.7%
44,700	Electrolux AB (Class B Stock)	411,518
54,608	Hennes & Mauritz AB (Class B Stock)	1,958,211
66,600	Nordea Bank AB	533,808

		2,903,537

Switzerland 10.3%
9,400	Baloise Holding AG	502,566
2,017	Ciba Holding AG	83,964
54,600	Clariant AG*	338,730
37,300	Credit Suisse Group AG	1,394,791
1,200	Georg Fischer AG*	269,070
1,599	Givaudan SA	1,089,582
69,138	Logitech International SA*	1,030,745
84,900	Nestle SA	3,301,506
31,933	Novartis AG	1,620,856
2,263	Rieter Holding AG	392,128
20,625	Roche Holding AG	3,154,116
52,250	Swiss Reinsurance	2,179,017
3,800	Swisscom AG	1,161,133
4,600	Zurich Financial Services AG	933,237

		17,451,441

United Kingdom 16.3%
580,400	ARM Holdings PLC	904,917
50,900	AstraZeneca PLC	2,157,063

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
79,500	Aviva PLC	$474,218
193,571	Barclays PLC	554,887
127,000	Beazley Group PLC	216,518
296,400	BP PLC	2,416,097
166,655	Bradford & Bingley PLC	—
120,000	Brit Insurance Holdings PLC	352,913
414,700	BT Group PLC	779,240
72,773	Carnival PLC	1,600,387
59,600	Centrica PLC	292,863
62,100	Dairy Crest Group PLC	310,266
25,900	Drax Group PLC	240,670
145,600	GKN PLC	279,192
37,300	GlaxoSmithKline PLC	717,053
122,934	HBOS PLC	201,294
59,200	IMI PLC	263,098
272,238	Legal & General Group PLC	313,098
229,499	Lloyds TSB Group PLC	741,764
88,000	Marston’s PLC	134,644
21,788	NEXT PLC	370,330
200,998	Northern Foods PLC	157,243
283,100	Old Mutual PLC	229,246
60,491	Reckitt Benckiser Group PLC	2,558,755
269,200	Royal & Sun Alliance Insurance Group PLC	598,656
183,885	Royal Bank of Scotland Group PLC	202,552
78,400	Royal Dutch Shell PLC (Class B Stock)	2,125,560
67,218	SABMiller PLC	1,067,675
212,300	Smith & Nephew PLC	1,943,888
4,900	Spectris PLC	39,331
114,300	Standard Chartered PLC	1,889,038
47,000	Tate & Lyle PLC	279,414
117,300	Tomkins PLC	215,304
128,588	TT Electronics PLC	97,924
409,900	Vodafone Group PLC	788,530
103,925	Vodafone Group PLC, ADR	2,002,635

		27,516,263

	TOTAL COMMON STOCKS (cost $224,605,438)	158,596,192

See Notes to Financial Statements.

Dryden International Value Fund	15

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

RIGHTS*

Belgium
27,500	Fortis SA Coupon 42 (cost $0)	$—

	TOTAL LONG-TERM INVESTMENTS (cost $224,605,438)	158,596,192

SHORT-TERM INVESTMENT 3.3%

AFFILIATED MONEY MARKET MUTUAL FUND
5,578,811	Dryden Core Investment Fund - Taxable Money Market Series (cost $5,578,811; Note 3)(a)	5,578,811

	TOTAL INVESTMENTS(b) 97.3% (cost $230,184,249; Note 5)	164,175,003
	Other assets in excess of liabilities(c) 2.7%	4,613,367

	NET ASSETS 100%	$168,788,370

The following abbreviations are used in Portfolio descriptions:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(b)	As of October 31, 2008, 179 securities representing $135,583,710 and 80.3% of market value were fair valued in accordance with the policies adopted by the Board of Directors.
(c)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

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Forward foreign currency exchange contracts outstanding at October 31, 2008:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euro,
Expiring 12/19/08	EUR	5,841	$8,098,390	$7,434,491	$(663,899)
Mexican Peso,
Expiring 12/08/08	MXN	23,571	2,256,720	1,811,781	(444,939)

			$10,355,110	$9,246,272	$(1,108,838)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
British Pound,
Expiring 12/29/08	GBP	2,893	$5,210,716	$4,640,825	$569,891
Euro,
Expiring 12/19/08	EUR	13,808	20,265,101	17,574,631	2,690,470
Mexican Peso,
Expiring 12/08/08	MXN	50,317	4,787,262	3,867,682	919,580
Swiss Franc,
Expiring 12/23/08	CHF	1,264	1,210,415	1,090,967	119,448

			$31,473,494	$27,174,105	$4,299,389

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as October 31, 2008 were as follows:

Telecommunications	13.3%
Pharmaceuticals	11.0
Oil, Gas & Consumable Fuels	9.9
Financial—Bank & Trust	7.1
Insurance	6.7
Food & Beverage	4.8
Automobile Manufacturers	4.8
Affiliated Money Market Mutual Fund	3.3
Chemicals	3.0
Entertainment & Leisure	2.4
Retail & Merchandising	2.4
Utilities	2.2
Banks	2.0
Electronic Components & Equipment	2.0
Consumer Products & Services	1.6
Aerospace	1.5

See Notes to Financial Statements.

Dryden International Value Fund	17

Portfolio of Investments

as of October 31, 2008 continued

Industry (cont’d.)
Diversified Financials	1.5%
Computer Services & Software	1.5
Diversified Operations	1.3
Automotive Parts	1.3
Airlines	1.3
Machinery & Equipment	1.2
Transportation	1.2
Medical Supplies & Equipment	1.2
Metals & Mining	1.1
Real Estate	0.7
Computer Hardware	0.6
Building Materials	0.6
Financial Services	0.5
Semiconductor Components	0.5
Electronic Components	0.5
Office Equipment	0.5
Beverages	0.5
Diversified Financial Services	0.4
Appliances	0.3
Business Services	0.3
Gaming	0.3
Diversified Manufacturing	0.3
Multimedia	0.3
Commercial Banks	0.2
Steel Producers/Products	0.2
Environmental Services	0.2
Gas Distribution	0.2
Clothing & Apparel	0.2
Distribution/Wholesale	0.1
Independent Power Producers & Energy Traders	0.1
Conglomerates	0.1
Miscellaneous Manufacturing	0.1

97.3
Other assets in excess of liabilities	2.7

100.0%

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2008	ANNUAL REPORT

Dryden International Value Fund

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments, at value:
Unaffiliated Investments (cost $224,605,438)	$158,596,192
Affiliated Investments (cost $5,578,811)	5,578,811
Foreign currency, at value (cost $308,751)	301,577
Cash	40,643
Unrealized appreciation on foreign currency forward contracts	4,299,389
Foreign tax reclaim receivable	897,904
Dividends receivable	496,458
Receivable for Series shares sold	209,542
Receivable for investments sold	147,284
Prepaid expenses	4,356

Total assets	170,572,156

Liabilities
Unrealized depreciation on foreign currency forward contracts	1,108,838
Payable for Series shares reacquired	256,193
Accrued expenses and other liabilities	180,015
Management fee payable	150,969
Affiliated transfer agent fee payable	58,150
Distribution fee payable	20,602
Payable for investments purchased	6,343
Deferred directors’ fee	2,676

Total liabilities	1,783,786

Net Assets	$168,788,370

Net assets were comprised of:
Common stock, at par	$110,391
Paid-in capital in excess of par	231,294,578

231,404,969
Undistributed net investment income	3,821,294
Accumulated net realized loss on investment and foreign currency transactions	(3,583,841)
Net unrealized depreciation on investments and foreign currencies	(62,854,052)

Net assets, October 31, 2008	$168,788,370

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($40,579,571 ÷ 2,656,263 shares of common stock issued and outstanding)	$15.28
Maximum sales charge (5.5% of offering price)	0.89

Offering price per share	$16.17

Class B:
Net asset value, offering and redemption price per share ($5,143,442 ÷ 352,834 shares of common stock issued and outstanding)	$14.58

Class C:
Net asset value, offering and redemption price per share ($7,355,188 ÷ 503,835 shares of common stock issued and outstanding)	$14.60

Class Z:
Net asset value, offering and redemption price per share ($115,710,169 ÷ 7,526,198 shares of common stock issued and outstanding)	$15.37

See Notes to Financial Statements.

Dryden International Value Fund	21

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Investment Income
Unaffiliated dividend income (net of foreign withholding tax of $938,040)	$9,244,475
Affiliated dividend income	233,642
Interest income	24,450

Total income	9,502,567

Expenses
Management fees	2,822,995
Distribution fee—Class A	179,045
Distribution fee—Class B	107,299
Distribution fee—Class C	135,712
Transfer agent’s fees and expenses (including affiliated expense of $389,000)	448,000
Custodian’s fees and expenses	243,000
Registration fees	55,000
Reports to shareholders	45,000
Audit fee	26,000
Directors’ fees	19,000
Legal fees	13,000
Insurance fees	6,000
Interest expense (Note 7)	183
Miscellaneous	29,970

Total expenses	4,130,204

Net investment income	5,372,363

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(1,437,238)
Foreign currency transactions	(1,591,281)

(3,028,519)

Net change in unrealized appreciation (depreciation) on:
Investments	(172,120,748)
Foreign currencies	3,187,522

(168,933,226)

Net Loss on investments and foreign currency transactions	(171,961,745)

Net Decrease In Net Assets Resulting From Operations	$(166,589,382)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,372,363	$5,929,421
Net realized gain (loss) on investment and foreign currency transactions	(3,028,519)	42,441,319
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(168,933,226)	42,936,926

Net increase (decrease) in net assets resulting from operations	(166,589,382)	91,307,666

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,029,202)	(84,431)
Class B	(71,859)	—
Class C	(79,781)	—
Class Z	(3,130,329)	(666,603)

	(4,311,171)	(751,034)

Distributions from net realized gains
Class A	(10,771,229)	(3,720,197)
Class B	(1,960,514)	(844,448)
Class C	(2,176,658)	(765,891)
Class Z	(27,044,284)	(8,886,383)

	(41,952,685)	(14,216,919)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	80,225,479	105,826,182
Net asset value of shares issued in reinvestment of dividends and distributions	44,896,631	14,525,629
Cost of shares reacquired	(103,746,498)	(121,825,308)

Net increase (decrease) in net assets from Series share transactions	21,375,612	(1,473,497)

Total increase (decrease)	(191,477,626)	74,866,216

Net Assets
Beginning of year	360,265,996	285,399,780

End of year(a)	$168,788,370	$360,265,996

(a) Includes undistributed net investment income of:	$3,821,294	$4,125,714

See Notes to Financial Statements.

Dryden International Value Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and currently consists of two series: Dryden International Value Fund (the “Series”) and the Dryden International Equity Fund. These financial statements relate to Dryden International Value Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is long-term growth of capital through investment in equity securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any

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restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The fund recognizes income, net of any rebate and securities lend agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes and unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

Dryden International Value Fund	25

Notes to Financial Statements

continued

market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and

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accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Fund bears all other costs and expenses.

Dryden International Value Fund	27

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95 of 1% of the next $700 million of average daily net assets and .90 of 1% of average daily net assets in excess of $1 billion of the Series. The effective management fee rate as of October 31, 2008 was 1.00%.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2008, PIMS contractually agreed to limit such fee to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $89,400 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2008, it received approximately $14,400 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008, the Fund incurred approximately $61,500 in total networking fees, of which $36,200 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 were $76,704,299 and $102,691,462, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the tax year ended October 31, 2008 the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions by $1,365,612 due to differences in the treatment for book and tax purposes of foreign currency gains and losses, investments in passive foreign investment companies and a redesignation of distributions paid. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended October 31, 2008, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $16,583,094 from ordinary income and $29,680,762 from long-term capital gains. For the year ended October 31, 2007, the tax character of dividends and distributions paid as reflected in

Dryden International Value Fund	29

Notes to Financial Statements

continued

the Statement of Changes in Net Assets were $751,034 from ordinary income and $14,216,919 from long-term capital gains. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2008, accumulated undistributed earnings on a tax basis were $7,014,509 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

At October 31, 2008, for federal income tax purposes, the Series had a capital loss carryforward of approximately $2,965,000 of which $1,156,000 expires in 2010, $334,000 expires in 2011 and $1,475,000 expires in 2016. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2008 was as follows:

Tax basis	Appreciation	Depreciation	Net Unrealized Depreciation
$230,802,950	$11,034,649	$(77,662,596)	$(66,627,947)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Management has analyzed the Series‘ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provisions for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are

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subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	534,161	$13,934,334
Shares issued in reinvestment of dividends and distributions	383,603	10,859,810
Shares reacquired	(1,085,975)	(25,465,778)

Net increase (decrease) in shares outstanding before conversion	(168,211)	(671,634)
Shares issued upon conversion from Class B	149,006	3,699,495

Net increase (decrease) in shares outstanding	(19,205)	$3,027,861

Year ended October 31, 2007:
Shares sold	509,561	$15,096,601
Shares issued in reinvestment of dividends and distributions	129,319	3,497,301
Shares reacquired	(860,411)	(25,963,618)

Net increase (decrease) in shares outstanding before conversion	(221,531)	(7,369,716)
Shares issued upon conversion from Class B	194,536	5,558,092

Net increase (decrease) in shares outstanding	(26,995)	$(1,811,624)

Class B
Year ended October 31, 2008:
Shares sold	47,216	$1,186,275
Shares issued in reinvestment of dividends and distributions	68,544	1,865,077
Shares reacquired	(104,809)	(2,383,037)

Net increase (decrease) in shares outstanding before conversion	10,951	668,315
Shares reacquired upon conversion into Class A	(155,432)	(3,699,495)

Net increase (decrease) in shares outstanding	(144,481)	$(3,031,180)

Year ended October 31, 2007:
Shares sold	100,519	$2,818,139
Shares issued in reinvestment of dividends and distributions	30,063	785,125
Shares reacquired	(160,949)	(4,465,536)

Net increase (decrease) in shares outstanding before conversion	(30,367)	(862,272)
Shares reacquired upon conversion into Class A	(201,681)	(5,558,092)

Net increase (decrease) in shares outstanding	(232,048)	$(6,420,364)

Dryden International Value Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2008:
Shares sold	54,845	$1,366,860
Shares issued in reinvestment of dividends and distributions	76,310	2,078,683
Shares reacquired	(174,727)	(3,830,369)

Net increase (decrease) in shares outstanding	(43,572)	$(384,826)

Year ended October 31, 2007:
Shares sold	71,193	$2,020,334
Shares issued in reinvestment of dividends and distributions	27,352	715,272
Shares reacquired	(158,776)	(4,438,393)

Net increase (decrease) in shares outstanding	(60,231)	$(1,702,787)

Class Z
Year ended October 31, 2008:
Shares sold	2,658,072	$63,738,010
Shares issued in reinvestment of dividends and distributions	1,058,869	30,093,061
Shares reacquired	(3,036,949)	(72,067,314)

Net increase (decrease) in shares outstanding	679,992	$21,763,757

Year ended October 31, 2007:
Shares sold	2,903,901	$85,891,108
Shares issued in reinvestment of dividends and distributions	351,107	9,527,931
Shares reacquired	(2,901,435)	(86,957,761)

Net increase (decrease) in shares outstanding	353,573	$8,461,278

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

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The Series utilized the line of credit during for the year ended October 31, 2008. The average daily balance for the 4 days the Series had debt outstanding during the period was approximately $650,000 at a weighted average interest rate of approximately 2.54%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

Dryden International Value Fund	33

Financial Highlights

Class A
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$34.10

Income (loss) from investment operations:
Net investment income	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(14.93)

Total from investment operations	(14.49)

Less Dividends and Distributions:
Dividends from net investment income	(.38)
Distributions from net realized gains	(3.95)

Total dividends and distributions	(4.33)

Net asset value, end of year	$15.28

Total Return(a):	(48.33)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$40,580
Average net assets (000)	$71,618
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(c)	1.56%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	1.79%
For Class A, B, C and Z shares:
Portfolio turnover rate	27%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	The distributor of the Fund has contractually agreed through February 28, 2010, to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Effective August 1, 2005, the Manager of the Fund voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.62%, 1.37% and 1.15%, respectively, for the year ended October 31, 2005.
(e)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2007(b)	2006(b)	2005(b)		2004(b)

$27.12	$21.88	$18.29		$16.07

.51	.45	.24		.16
7.85	5.61	3.53		2.20

8.36	6.06	3.77		2.36

(.03)	(.50)	(.18)		(.14)
(1.35)	(.32)	—		—

(1.38)	(.82)	(.18)		(.14)

$34.10	$27.12	$21.88		$18.29

32.15%	28.59%	20.71%		14.77%

$91,221	$73,289	$61,347		$55,530
$84,344	$67,590	$59,739		$49,953

1.57%	1.65%	1.62	%(d)	1.61%
1.32%	1.40%	1.37	%(d)	1.36%
1.74%	1.83%	1.15	%(d)	.90%

44%	48%	121%		24%

See Notes to Financial Statements.

Dryden International Value Fund	35

Financial Highlights

continued

Class B
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$32.73

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(14.29)

Total from investment operations	(14.05)

Less Dividends and Distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(3.95)

Total dividends and distributions	(4.10)

Net asset value, end of year	$14.58

Total Return(a):	(48.74)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,143
Average net assets (000)	$10,730
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	1.01%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005, the Manager of the Fund voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class B shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.38%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2007(b)	2006(b)	2005(b)		2004(b)

$26.24	$21.19	$17.73		$15.58

.24	.19	.08		.03
7.60	5.49	3.42		2.15

7.84	5.68	3.50		2.18

—	(.31)	(.04)		(.03)
(1.35)	(.32)	—		—

(1.35)	(.63)	(.04)		(.03)

$32.73	$26.24	$21.19		$17.73

31.17%	27.51%	19.77%		13.98%

$16,279	$19,141	$18,978		$25,917
$16,627	$19,346	$23,092		$33,863

2.32%	2.40%	2.37	%(c)	2.36%
1.32%	1.40%	1.37	%(c)	1.36%
.84%	.78%	.38	%(c)	.15%

See Notes to Financial Statements.

Dryden International Value Fund	37

Financial Highlights

continued

Class C
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$32.77

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(14.31)

Total from investment operations	(14.07)

Less Dividends and Distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(3.95)

Total dividends and distributions	(4.10)

Net asset value, end of year	$14.60

Total Return(a):	(48.74)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,355
Average net assets (000)	$13,571
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	1.04%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005, the Manager of the Fund voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class C shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.40%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2007(b)	2006(b)	2005(b)		2004(b)

$26.27	$21.21	$17.74		$15.60

.27	.23	.08		.06
7.58	5.46	3.43		2.11

7.85	5.69	3.51		2.17

—	(.31)	(.04)		(.03)
(1.35)	(.32)	—		—

(1.35)	(.63)	(.04)		(.03)

$32.77	$26.27	$21.21		$17.74

31.17%	27.53%	19.81%		13.90%

$17,938	$15,962	$12,720		$13,040
$16,297	$14,909	$13,293		$11,763

2.32%	2.40%	2.37	%(c)	2.36%
1.32%	1.40%	1.37	%(c)	1.36%
.94%	.98%	.40	%(c)	.33%

See Notes to Financial Statements.

Dryden International Value Fund	39

Financial Highlights

continued

Class Z
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$34.30

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(15.02)

Total from investment operations	(14.52)

Less Dividends and Distributions:
Dividends from net investment income	(.46)
Distributions from net realized gains	(3.95)

Total dividends and distributions	(4.41)

Net asset value, end of year	$15.37

Total Return(a):	(48.23)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$115,710
Average net assets (000)	$186,380
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	2.06%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005, the Manager of the Fund voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.36% of the average daily net assets of the Class Z shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.37%, 1.37% and 1.43%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2007(b)	2006(b)	2005(b)		2004(b)

$27.26	$22.02	$18.41		$16.17

.60	.28	.29		.20
7.89	5.84	3.54		2.22

8.49	6.12	3.83		2.42

(.10)	(.56)	(.22)		(.18)
(1.35)	(.32)	—		—

(1.45)	(.88)	(.22)		(.18)

$34.30	$27.26	$22.02		$18.41

32.50%	28.78%	20.97%		15.09%

$234,828	$177,008	$156,678		$295,418
$206,798	$170,067	$264,624		$334,003

1.32%	1.40%	1.37	%(c)	1.36%
1.32%	1.40%	1.37	%(c)	1.36%
2.02%	1.13%	1.43	%(c)	1.10%

See Notes to Financial Statements.

Dryden International Value Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Prudential World Fund, Inc.—Dryden International Value Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential World Fund, Inc.—Dryden International Value Fund (one of the portfolios constituting the Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Tax Information

(Unaudited)

We are required by Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (October 31, 2008) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2008, the Series paid dividends from net investment income of $0.38, $0.15, $0.15 and $0.46 per share from Class A, B, C and Z shares, respectively. In addition, the Series paid $1.15 per share of short-term capital gains and $2.80 per share of long-term capital gains for Class A, B, C and Z shares. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

For the fiscal year ended October 31, 2008, the Series designated 50.87% of the ordinary income dividends as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

The Series designates 99.56% of ordinary income dividends as short-term capital gain dividends (QSTCG) under the American Jobs Creation Act of 2004.

For the fiscal year ended October 31, 2008, the Series intends on passing through $931,000 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $10,142,638.

In January 2009, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2008.

Dryden International Value Fund	43

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden International Value Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden International Value Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Board of Directors (the “Board”) of Prudential World Fund, Inc. oversees the management of Dryden International Value Fund (formerly, Strategic Partners International Value Fund) (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five-, and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden International Value Fund

Approval of Advisory Agreement (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and LSV and Thornburg, and also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and LSV and Thornburg under the management and subadvisory agreements.

Performance of Dryden International Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universe)1 was in the first quartile over the one- and three-year periods and in the second quartile over the five- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fees (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s second quartile, although the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered that the Fund's actual management fees (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group's second quartile, although the Fund's total expenses ranked in the Expense Group's fourth quartile. The Board noted that the Fund's total expenses were only 6.5 basis points higher than the Expense Group median and that the Fund's actual operating expenses were significantly below the cap on annual operating expenses of 1.36% (exclusive of 12b-1 fees and certain other fees). Although the Board concurred with PI's recommendation to discontinue the existing cap at this time, it decided to continue evaluating strategic alternatives to reduce the Fund's total expenses. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

1Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Dryden International Value Fund

Approval of Advisory Agreement (continued)

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–51.17%	2.83%	1.59%
Class B	–50.97	3.03	1.38
Class C	–49.19	3.19	1.39
Class Z	–48.23	4.22	2.40

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–48.33%	4.00%	2.16%
Class B	–48.74	3.20	1.38
Class C	–48.74	3.19	1.39
Class Z	–48.23	4.22	2.40

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.61%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%, after contractual reduction through 2/28/2010.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® ND Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® ND Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® ND Index may differ substantially from the securities in the Fund. The MSCI EAFE® ND Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management Thornburg Investment Management, Inc.	One North Wacker Drive Suite 4000 Chicago, IL 60606 119 East Marcy Street Santa Fe, NM 87501

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the

Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    IFS-A159557    Ed. 12/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2008 and October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $54,984 and $52,324, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	– Audit Committee of Listed Registrants – Not applicable.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential World Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 19, 2008

*	Print the name and title of each signing officer under his or her signature.